SANDERSON FARMS, INC.

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

SunTrust Bank
Atlanta, Georgia

AmSouth Bank,
Jackson, Mississippi

Credit Agricole Indosuez, Chicago Branch
     (formerly known as Caisse Nationale de Credit
     Agricole, Chicago Branch)
Chicago, Illinois

Trustmark National Bank
Jackson, Mississippi

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned, Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Credit Agreement provides for a $100,000,000 Revolving Credit to be made available to the Company. The Company now applies to the Banks to amend the Credit Agreement to extend the Termination Date thereof from July 31, 2002 to July 31, 2004, reduce the amount of the Revolving Credit to $90,000,000, provide for the termination of Credit Agricole Indosuez ("Credit Agricole") as a member of the bank group, and amend certain covenants contained in the Credit Agreement, all in the manner and on the terms and conditions set forth herein.

          1.    AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

        1.1. The date "July 31, 2002" appearing in the last sentence of
Section 1.1(a) of the Credit Agreement shall be replaced with the date "July 31, 2004", and the Revolving Credit Termination Date under the Credit Agreement shall be July 31, 2004.

        1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:

                  "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Revolving Credit Commitments" and individually, a "Revolving Credit Commitment"):

         Harris Trust and Savings Bank    $33,215,556.51               36.91%

         SunTrust Bank, Atlanta           $30,368,509.23               33.74%

         Trustmark National Bank          $17,082,285.12               18.98%

         AmSouth Bank                     $9,333,649.14                10.37%

                  Total                   $90,000,000                  100%"

          2.    CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1. The Company and each of the Banks shall have executed this Amendment.

        2.2. Each Guarantor Subsidiary shall have executed the Guarantors' Acknowledgment attached hereto.

        2.3. The Agent shall have received the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

        2.4. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.

          3.    REPRESENTATIONS AND WARRANTIES.

        3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

        3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

          4.    MISCELLANEOUS.

        4.1. Upon satisfaction of the conditions precedent set forth above, the Company shall be deemed to have requested from the Banks other than Credit Agricole loans in an aggregate principal amount equal to the unpaid principal amount of the Revolving Credit Note dated July 29, 1999 payable to the order of Credit Agricole (the "Credit Agricole Note"), and such Banks will make such loans if all conditions set forth in Section 6.3 of the Credit Agreement are satisfied. The proceeds of such loans shall be used exclusively to pay the outstanding principal balance of the Credit Agricole Note, and the Company will pay all accrued interest thereon and all other fees and other amounts due to Credit Agricole, including without limitation accrued and unpaid commitment fees, letter of credit fees and all amounts, if any, payable under Section 9.4 of the Credit Agreement with respect to such prepayment. Upon payment in full of all principal of and accrued interest on such Credit Agricole Note, and all such other amounts, all participations in L/Cs and Reimbursement Obligations by Credit Agricole shall terminate and Credit Agricole shall cease to be a party to the Credit Agreement and shall have no rights or obligations thereunder except for its rights under Sections 9.3, 9.4, 11.6 and 11.9 which shall continue unaffected by this Amendment.

        4.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

        4.4. The Company hereby requests that Harris extend the Stated Expiration Date of its Letter of Credit Number SPL 34947 dated November 16, 1995 which Harris has issued for the Company's account to First Trust National Association, as trustee (the "Trustee") under the Indenture of Trust dated as of November 1, 1995 between Robertson County Industrial Development Corporation and the Trustee from July 31, 2001, to July 31, 2003. The Banks hereby consent and agree to such extension.



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         Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of July 2, 2001.


                              SANDERSON FARMS, INC.



                                   By/D. Michael Cockrell
                                   Its Treasurer and Chief Financial Officer

         Accepted and agreed to as of the day and year last above written.


                                    HARRIS TRUST AND SAVINGS BANK
                                    individually and as Agent


                                    By /s/Curtis Flammini
                                    Its Vice President

                                    SUNTRUST BANK

                                    By/s/Hugh E. Brown
                                    Its Vice President
                                    By
                                    Its

                                    AMSOUTH BANK

                                    By /s/Stanley A. Herren
                                    Its Vice President

                                   CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH
                                  (formerly known as Caisse Nationale
                                  de Credit Agricole, Chicago Branch)


                                    By /s/Bradley C. Peterson
                                    Its First Vice President


                                    By/s/Theodore D. Tice
                                    Its Vice President
                                        Senior Relationship Manager

                                    TRUSTMARK NATIONAL BANK


                                    By /s/Billy Edwards
                                    Its President



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                           GUARANTORS' ACKNOWLEDGMENT

         The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.


Dated as of July 2, 2001.


                             SANDERSON FARMS, INC. (FOODS DIVISION)


                             By /s/D. Michael Cockrell
                             Its Treasurer & Chief Financial Officer

                             SANDERSON FARMS, INC. (PRODUCTION DIVISION)


                             By /s/D. Michael Cockrell
                             Its Treasurer & Chief Financial Officer

                           SANDERSON FARMS, INC. (PROCESSING DIVISION)


                             By /s/D. Michael Cockrell
                             Its Treasurer & Chief Financial Officer


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                                    EXHIBIT A

                           FORM OF OPINION OF COUNSEL